SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 February 26, 2001

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                          333-52351-02                 88-0360305
                                  333-52351-03                 23-2723382
                                  333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the January, 2001 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the January 2001 Monthly
                                Period relating to the Mortgage Backed Notes
                                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                                Trust 1998-4A, 1998-4B, 1998-4C.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the January 2001 Monthly
                 Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



February 28, 2001

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4A

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
A                    650,000,000      440,079,58       2,508,94        6,902,1       9,411,103.62
A Certificate                                             240,2                         240,239.26

Totals               650,000,000      440,079,58       2,749,18        6,902,1       9,651,342.88

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
A                                                  433,177,421.      6.413750%     6.230000%
A Certificate                                                              NA            NA

Totals                                             433,177,421.56

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
A                   00755WGC4         677.045512       3.859912      10.618709     14.478621    666.426803
A Certificate                           0.000000       0.369599       0.000000      0.369599      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A          Principal Balan  12,815,285.82   2,745,504.90     859,530.04 12,088,877.98  5,173,228.33
                 % of Pool Balan        2.79856%       0.59956%       0.18770%      2.63993%      1.12971%
                 Number of Loans             225             46             19           199            85
                 % of Loans             3.06707%       0.62704%       0.25900%      2.71265%      1.15867%

                                Loans
                                in
                                Foreclosure
Trust A          Principal Balan        17,705,688.45
                 % of Pool Balan        3.86652%
                 Number of Loans             294
                 % of Loans             4.00763%

General Mortgage Loan Information:
                                                                                               Trust A
Beginning Aggregate Mortgage Loan Balance                                                   464,825,802.38
Prefunding                                                                                           0.00
Principal Reduction                                                                          6,902,161.02
Ending Aggregate Mortgage Loan Balance                                                      457,923,641.36

Beginning Aggregate Mortgage Loan Count                                                               7438
Ending Aggregate Mortgage Loan Count                                                                  7336

Current Weighted Average Coupon Rate                                                             9.512918%
Next Weighted Average Coupon Rate                                                                9.508979%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust A
Scheduled Principal                                                                            653,024.93
Curtailments                                                                                   233,308.09
Prepayments                                                                                  5,090,160.87
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           925,667.13
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          483,853.44

Total Principal Reduction                                                                         7,386,014.46

Servicer Information:
                                                                                               Trust A
Accrued Servicing Fee for the Current Period                                                         193,677.42
Less: Amounts to Cover Interest Shortfalls                                                           0.00
Less: Delinquent Service Fees                                                                          58,011.59
Collected Servicing Fees for Current Period:                                                         135,665.83

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                 1,096,164.83

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class A                  5,090,1          1,158,       6,418,30                                                    -
                                                                                                                   -

Total                    5,090,1          1,158,       6,418,30                                                    -


                  Applied
                  Realized Loss
                  Amount
Class A                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust A                NO             0.00       24,746,219.80     483,853.44          0.00 24,746,219.80


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust A            24,746,219.80            0.00









Trust A Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                           0.043979
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       6,243,262.07
Cumulative Number of Mortgage loans repurchased to date                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                   215,933.37
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00
Unremibursed Delinquent/Servicing Advances still Outstanding                                         0.00


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                            2,530,698.46

Principal Collected:                                                   5,976,493.89

Insurance Proceeds Received:                                                            -

Net Liquidation Proceeds:                                                 441,813.69

Delinquency Advances on Mortgage Interest:                             1,096,164.83

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                                    -

Trust Termination Proceeds:                                                             -

Investment Earnings on Note Account:                                          9,904.12

Capitalized Interest Requirement:                                                       -

Capitalized Interest Fund Earnings                                       0.00

Capitalized Interest Account                                             0.00

Investment Earnings on Pre-Funding Account                                0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHo                         -

Sum of the Above Amounts:                                                          10,055,074.99

LESS:

Servicing Fees (including PPIS):                                          135,665.83

Non Recoverable Advance                                                       1,018.65

Indenture Trustee Fees:                                                       2,711.48

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                         47,675.29

Reimbursement of Delinquency Advances/Servicing Advances                  215,933.37

Total Reductions to Available Funds Amount:                                             403,282.40

Total Available Funds:                                                                            9,651,792.59

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4B

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
B                    350,000,000      238,097,86       1,357,42        4,869,4       6,226,917.94
B Certificate                                                                                         -

Totals               350,000,000      238,097,86       1,357,42        4,869,4       6,226,917.94

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
B                                                  233,228,366.      6.413750%     6.230000%
B Certificate                                                              NA            NA

Totals                                             233,228,366.90

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
B                   00755WGD2         680.279607       3.878350      13.912844     17.791194    666.366763
B Certificate                           0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B          Principal Balan   5,693,231.62   1,652,216.96     467,172.32  7,653,264.41  3,000,049.12
                 % of Pool Balan        2.30919%       0.67014%       0.18949%      3.10418%      1.21683%
                 Number of Loans             108             25             11           128            52
                 % of Loans             3.27968%       0.75919%       0.33404%      3.88703%      1.57911%

                                Loans
                                in
                                Foreclosure
Trust B          Principal Balan  10,930,862.50
                 % of Pool Balan        4.43359%
                 Number of Loans             164
                 % of Loans             4.98026%

General Mortgage Loan Information:
                                                                                               Trust B
Beginning Aggregate Mortgage Loan Balance                                                   251,422,735.57
Subsequent Mortgage Loans Added This Period                                                          0.00
Principal Reduction                                                                          4,876,039.21
Ending Aggregate Mortgage Loan Balance                                                      246,546,696.36

Beginning Aggregate Mortgage Loan Count                                                                       3,355
Ending Aggregate Mortgage Loan Count                                                                          3,293

Current Weighted Average Coupon Rate                                                             9.496222%
Next Weighted Average Coupon Rate                                                                9.489732%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust B
Scheduled Principal                                                                            335,412.95
Curtailments                                                                                   120,646.01
Prepayments                                                                                  3,381,907.84
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                         1,038,072.41
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          512,398.86

Total Principal Reduction                                                                         5,388,438.07

Servicer Information:
                                                                                               Trust B
Accrued Servicing Fee for the Current Period                                                         104,759.47
Less: Amounts to Cover Interest Shortfalls                                                           0.00
Less: Delinquent Service Fees                                                                          30,757.06
Collected Servicing Fees for Current Period:                                                           74,002.41

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    585,858.86

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class B                  3,381,9          1,158,       4,363,64                                                    -
                                          -                                                                        -

Total                    3,381,9          1,158,       4,363,64                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class B                                   -
                                          -

                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust B                NO             0.00       13,324,873.10     505,855.22          0.00 13,318,329.46


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust B            13,324,873.10            0.00









Trust B Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.05
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                      3,653,227.39
Cumulative Number of Mortgage loans repurchased to date                                                  8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                         0.00
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                 0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                         467,266.19


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                            1,373,022.47

Principal Collected:                                                   3,837,966.80

Insurance Proceeds Received:                                                            -

Net Liquidation Proceeds:                                                 525,673.55

Delinquency Advances on Mortgage Interest:                                585,858.86

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                                    -

Trust Termination Proceeds:                                                             -

Investment Earnings on Note Account:                                          6,384.29

Capitalized Interest Requirement:                                        0.00

Capitalized Interest Account  Earnings                                   0.00

Capitalized Interest Account                                             0.00

Reversal of Realized Loss Amount                                                        -

Unreimbursed Delq/Servicing Advances Paid Back To Certificateho           0.00

Sum of the Above Amounts:                                                            6,328,905.97

LESS:

Servicing Fees (including PPIS):                                            74,002.41

Non-Recoverable Advance                                                          447.27

Indenture Trustee Fees:                                                       1,466.63

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                         25,793.94

Reimbursement of Delinquency Advances/Servicing Advances                                -

Total Reductions to Available Funds Amount:                                             101,988.03

Total Available Funds:                                                                            6,226,917.94

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4C

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
C                    100,000,000        50,498,6          281,1        1,523,0       1,804,181.73
C Certificate                                               58,                           58,280.40

Totals               100,000,000        50,498,6          339,4        1,523,0       1,862,462.13

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
C                                                    48,975,596      6.263750%     6.080000%
C Certificate                                                              NA            NA

Totals                                               48,975,596.89

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
C                   00755WGE0         504.986136       2.811651      15.230167     18.041818    489.755969
C Certificate                           0.000000       0.089662       0.000000      0.089662      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C          Principal Balan   1,472,444.81     340,100.76     207,026.92  1,742,467.89  1,341,109.50
                 % of Pool Balan        2.73472%       0.63166%       0.38450%      3.23622%      2.49079%
                 Number of Loans              18              7              4            23            14
                 % of Loans             2.92208%       1.13636%       0.64935%      3.73377%      2.27273%

                                Loans
                                in
                                Foreclosure
Trust C          Principal Balan   4,221,871.50
                 % of Pool Balan        7.84112%
                 Number of Loans              46
                 % of Loans             7.46753%

General Mortgage Loan Information:
                                                                                               Trust C
Beginning Aggregate Mortgage Loan Balance                                                   55,365,698.76
Prefunding                                                                                            N/A
Principal Reduction                                                                          1,523,016.67
Ending Aggregate Mortgage Loan Balance                                                      53,842,682.09

Beginning Aggregate Mortgage Loan Count                                                                630
Ending Aggregate Mortgage Loan Count                                                                   616

Current Weighted Average Coupon Rate                                                            10.606530%
Next Weighted Average Coupon Rate                                                               10.603101%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust C
Scheduled Principal                                                                             21,791.47
Curtailments                                                                                     7,271.72
Prepayments                                                                                  1,049,993.16
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           443,960.32
Other Principal                                                                                      0.00

Less: Realized Losses                                                                           91,139.05

Total Principal Reduction                                                                         1,614,155.72

Servicer Information:
                                                                                               Trust C
Accrued Servicing Fee for the Current Period                                                           23,069.04
Less: Amounts to Cover Interest Shortfalls                                                           0.00
Less: Delinquent Service Fees                                                                            8,029.02
Collected Servicing Fees for Current Period:                                                           15,040.02

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    168,404.87

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class C                  1,049,9             451       1,431,87                                                    -
                                 .               .                                                                 -



                  Unpaid
                  Realized Loss
                  Amount
Class C                                   -
                                          -

                                                     Prior                                     Current
                      Has a                          Over-       Accelerated     Amounts         Over
                  Trigger Event                   Collateral      Principal    From Reserve   Collateral
                    Occurred                        Amount       Distributed       Fund         Amount
Trust C                NO                         4,867,085.20      91,139.05          0.00  4,867,085.20


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust C             4,867,085.20            0.00









Trust C Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.08
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       1,382,566.04
Cumulative Number of Mortgage loans repurchased to date                                                  3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    31,392.85
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                         0.00


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                               312,931.08

Principal Collected:                                                   1,079,056.35

Insurance Proceeds Received:                                                            -

Net Liquidation Proceeds:                                                 352,821.27

Delinquency Advances on Mortgage Interest:                                168,404.87

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                                    -

Trust Termination Proceeds:                                                             -

Investment Earnings on Note Account:                                          1,907.94

Unreimbursed Delq/Servicing Advances Paid Back to CertificateHo                         -

Sum of the Above Amounts:                                                            1,915,121.51

LESS:

Servicing Fees (including PPIS):                                            15,040.02

Non-Recoverable Advance                                                        (896.98)

Indenture Trustee Fees:                                                          322.97

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                           6,522.74

Reimbursement of Delinquency Advances/Servicing Advances                    31,392.85

Total Reductions to Available Funds Amount:                                               52,659.38

Total Available Funds:                                                                            1,862,462.13